# WIP 11-12 OWNER LLC

c/o 55 Fifth Avenue
15th Floor
New York, NY 10003

January 26, 2026

**PC Connection, Inc.**

730 Milford Road,
Merrimack, NH 03054
ATTN: Vanessa Boudreau
Vanessa.Boudreau@connection.com

**RE: Lease Agreement dated August 27, 2024 (the "Base Lease", together with these certain letters from Mandelbaum, Salsburg, Lazris & Discenza, P.C. dated October 16, 2014 and October 7, 2014 the "Letter Agreements"), that certain Second Amendment to Lease Agreement dated August 29, 2019 (the "Second Amendment") and the Third Amendment to Lease dated as of January 22, 2026 for Building 11 located at 3366 Progress Way, Wilmington, Ohio (collectively, the Base Lease, Letter Agreement, Second Amendment, Third Amendment and this letter are hereafter collectively referred to as the "Lease") by and between PC Connection, Inc., (the "Lessee") and WIP 11-12 Owner LLC (the "Lessor")**

Dear Lessee:

Please allow this letter to serve as the Fourth Amendment to the Lease. The Lessor and Lessee hereby agree to delete Article 6, Right of First Offer, from the Third Amendment to the Lease. All other terms and conditions of the Lease shall remain the same.

[The remainder of the page is left intentionally blank. Signatures appear on the following pages.]

Acknowledged and Agreed to:

**LESSOR:**

**WIP 11-12 OWNER LLC**

By: Time Equities, Inc., as agent

By: ______________________
Date: 2-16-2026
Name: Max Pastor
Title: Chief Operating Officer

**LESSEE:**

**PC CONNECTION, INC.**

By: ______________________
Date: Feb 16, 2026
Name: Thomas C Baker
Title: CFO